EXHIBIT 99.1
Dex Media Promotes Scott Pomeroy to Chief Financial Officer
Robert M. Neumeister, Jr. Retires
DENVER, October 5, 2005 — Dex Media, Inc. (NYSE: DEX) announced today that Scott Pomeroy has been promoted to the position of executive vice president — chief financial officer. Pomeroy previously served as Dex Media’s senior vice president — Finance and has been with the company since November 2002.
In his new position, Pomeroy’s responsibilities include oversight of Dex’s financial and accounting operations, including financial planning and analysis, treasury, tax, procurement and real estate. He is also responsible for the company’s compliance with SEC and other external reporting requirements. Pomeroy will remain in charge of the company’s investor relations, public relations, treasury and risk management.
“Scott has been an integral part of Dex’s financial activities from the beginning,” said George Burnett, president and CEO of Dex Media. “His in-depth knowledge of the company’s financial affairs, as well as the credibility he has developed with investors and Wall Street, make him ideally suited for the CFO role. In addition, he will lead our financial operations as we prepare for our merger with R.H. Donnelley Corporation.”
The announcement comes as Robert Neumeister makes a decision to retire as the company’s chief financial officer after nearly three years at Dex Media and a 32-year career in finance. He will remain employed by Dex Media for an interim period through January 2, 2006, to provide assistance with the new CFO’s transition and other aspects of the company’s financial affairs.
“Dex is fortunate to have had a CFO of Bob’s caliber during the last several years, which saw the company raise nearly $8 billion in the public debt and equity markets,” said James Attwood, Dex Media’s co-chairman of the board and a managing director of The Carlyle Group. “Bob’s accomplishments as Dex’s CFO are a major reason behind the company’s success to date, and are reflected in Dex’s solid financial position. We are pleased that Bob will be able to enjoy a much deserved retirement.”
Pomeroy’s Background
Prior to joining Dex Media, Pomeroy served as a consultant to Qwest Communications International Inc. In that capacity, he supported the activities that led to Qwest’s sale of Qwest Dex to The Carlyle Group and Welsh, Carson, Anderson & Stowe. The transaction was the second-largest leveraged buyout in U.S. history and led to the creation of Dex Media.
In his 20-year career, he has also served as chief financial officer for Eotec Capital, LLC, and was an interim chief financial officer for clients of CFO Consulting Services. Additionally, he held the positions of chief financial officer and president and chief operating officer of Lewis Foods Group and chief financial officer for JELTEX Holdings.
Pomeroy received a B.B.A. in accounting from the University of New Mexico and is a Certified Public Accountant.

About Dex Media, Inc.
Dex Media, Inc. is the leading provider of print directories and Internet-based local search for 14 Western and Midwestern states. As the official publisher for Qwest Communications International Inc., Dex published 44.5 million copies of 269 White and Yellow Page directories in 2004. Dex’s Internet-based directory, DexOnline.comTM, has been the most used Internet Yellow Pages local search site in the Dex region for six consecutive quarters, with a share of the local search market that is more than the next two competitors combined.* In 2004, Dex Media generated revenue of approximately $1.65 billion, excluding the effects of purchase accounting related to the acquisition of Dex Media West LLC.
*According to market research firm comScore
Safe Harbor for Forward-Looking and Cautionary Statements
This document contains “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. These include certain statements about the merger of Dex Media, Inc. (“Dex”) with R.H. Donnelley Corporation (“RHD”), our capital resources, performance and results of operations. In addition, all statements regarding anticipated growth in our revenue, anticipated market conditions and future financial and operating results are forward-looking. To identify these statements look for words like “believes,” “expects,” “may,” “will,” “should,” “seeks,” “intends,” “plans,” “estimates” or “anticipates” and similar words or phrases. Discussions of strategy, plans or intentions often contain forward-looking statements. Forward-looking statements necessarily depend on assumptions, data or methods that may be incorrect or imprecise and are subject to risks and uncertainties. These include risks related to the inability to obtain, or meet conditions imposed for governmental and other approvals of the proposed merger, including approval by stockholders of both companies; the risk that the Dex and RHD businesses will not be integrated successfully; risks related to any uncertainty surrounding the merger, and the costs related to the merger; and the risk that the combined company may not continue to realize anticipated benefits from its cost saving measures.
Events, among others, that could cause actual results and future actions to differ materially from those described in forward-looking statements include: (1) the ability to obtain governmental approvals of the merger on the proposed terms and schedule; (2) the failure of RHD and Dex stockholders to approve the merger; (3) the risk that the businesses will not be integrated successfully; (4) the risk that the cost savings and any revenue synergies from the merger may not be fully realized or may take longer to realize than expected; (5) disruption from the merger making it more difficult to maintain relationships with customers, employees or suppliers; and (6) general economic conditions and consumer sentiment in our markets. Additional factors that could cause RHD’s and Dex’s results to differ materially from those described in the forward-looking statements are described in detail in the Management’s Discussion and Analysis of Financial Condition and Results of Operations in RHD’s and Dex’s Annual Reports on Form 10-K for the year ended December 31, 2004, as well as RHD’s and Dex’s other periodic filings with the SEC that are available on the SEC’s internet site (http://www.sec.gov). We caution investors that forward-looking statements reflect our analysis only on their stated date. We disclaim any intent or obligation to update them except as required by law.
Additional Information and Where to Find It
In connection with the proposed transaction, RHD will file a registration statement and both companies will file a joint proxy statement and other relevant documents with the Securities and Exchange Commission (the “SEC”). DEX URGES INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT AND SUCH OTHER MATERIALS CAREFULLY

WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT DEX, RHD AND THE PROPOSED TRANSACTION. Investors will be able to obtain free copies of the registration statement and joint proxy statement (when available) as well as other filed documents containing information about Dex and RHD at http://www.sec.gov, the SEC’s website. Free copies of Dex’s SEC filings may also be obtained at http://www.dexmedia.com, and free copies of RHD’s SEC filings may be obtained from RHD’s website at http://www.rhd.com.
Participants in the Solicitation
Dex, RHD and their respective executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from Dex’s or RHD’s stockholders with respect to the proposed transaction. A description of the interests of the directors and executive officers of Dex is set forth in Dex’s proxy statement for its 2005 annual meeting, which was filed with the SEC on April 20, 2005. A description of the interests of the directors and executive officers of RHD is set forth in RHD’s proxy statement for its 2005 annual meeting, which was filed with the SEC on March 21, 2005. Investors may obtain additional information regarding the interests of such potential participants by reading the proxy statement and prospectus regarding the proposed transaction when they become available.